Exhibit 31.4

SARBANES-OXLEY SECTION 302(a) CERTIFICATION

I, Fredrik Eliasson, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Change Healthcare Inc. (the “registrant”); and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 29, 2021	By:	/s/ Fredrik Eliasson
Name: Fredrik Eliasson
Title: Executive Vice President and Chief Financial Officer of Change Healthcare Inc.